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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 29, 1999







                            OXFORD HEALTH PLANS, INC.
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             (Exact name of registrant as specified in its charter)


        Delaware                       0-19442                  06-1118515
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(State or other jurisdiction)         (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)


 800 Connecticut Avenue, Norwalk, Connecticut                           06854
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   (Address of principal executive offices)                           (Zip Code)


                                 (203) 852-1442
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              (Registrant's telephone number, including area code)






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ITEM 5.  OTHER EVENTS.

         The Company's Press Releases dated October 29, 1999 and November 2, 1999 are attached as Exhibits hereto and incorporated herein by reference.

ITEM 7.  Financial Statements and Exhibits

         (c)   Exhibits

                  99(a)             Press Release dated October 29, 1999
                  99(b)             Press Release dated November 2, 1999



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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       OXFORD HEALTH PLANS, INC.


Date: November 2, 1999                 By:    /s/ Yon Y. Jorden
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                                                  YON Y. JORDEN
                                              Chief Financial Officer



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                   OXFORD HEALTH PLANS, INC. AND SUBSIDIARIES
                                  EXHIBIT INDEX



Exhibit                                                                    Page
Number            Description of Document                                Number
------            -----------------------                                ------

  99(a)           Press Release dated October 29, 1999                        5
  99(b)           Press Release dated November 2, 1999                        6



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